Exhibit 10.79

April 9, 2014

Goodman Networks Incorporated

6400 International Parkway, Suite 1000

Plano, Texas 75093

Attention: Geoffrey Miller

Re:	Letter Amendment to Amended and Restated Revolving Credit and Security Agreement (this “Letter Amendment”)

Ladies and Gentlemen:

Reference is made to (i) that certain Amended and Restated Revolving Credit and Security Agreement, dated as of June 23, 2011, by and among GOODMAN NETWORKS INCORPORATED, a corporation organized under the laws of the State of Texas (“Borrower”), the financial institutions from time to time party thereto (the “Lenders”) and PNC BANK, NATIONAL ASSOCIATION (“PNC”), as agent for the Lenders (PNC, in such capacity, “Agent”) (as amended, and as the same may be further amended, restated, joined, extended, supplemented or otherwise modified from time to time, the “Credit Agreement”), (ii) that certain Limited Waiver Letter Agreement dated as of May 15, 2012 by and among Borrower and PNC, in its capacity as a Lender and as Agent, (iii) that certain Limited Waiver Letter Agreement dated as of June 15, 2012 by and among Borrower and PNC, in its capacity as a Lender and as Agent, (iv) that certain First Amendment to Credit Agreement dated October 11, 2012 by and among Borrower and PNC, in its capacity as a Lender and as Agent, (v) that certain Second Amendment to Credit Agreement dated November 26 2012, by and among Borrower and PNC, in its capacity as a Lender and as Agent, (vi) that certain Third Amendment to Credit Agreement dated March 1, 2013 by and among Borrower and PNC, in its capacity as a Lender and as Agent and (vii) that certain Fourth Amendment to Credit Agreement dated September 6, 2013 by and among Borrower and PNC, in its capacity as a Lender and as Agent. Capitalized terms used herein shall, unless otherwise indicated, have the respective meanings set forth in the Credit Agreement.

Upon execution hereof, the parties agree that:

(a) Section 7.15 of the Credit Agreement shall be amended and restated in its entirety to read as follows:

7.15. [Reserved].

(b) A new Section 9.17 shall be added to the Credit Agreement in appropriate numerical order to read as follows:

9.17. Changes to Organizational Documents. Contemporaneously upon the effectiveness thereof, provide notice to Agent of any amendments, modifications, or waivers of any term or material provision of Borrower’s Articles of Incorporation or By-Laws.

This Letter Amendment may be executed in one or more counterparts, and each counterpart, when so executed, shall be deemed an original but ail such counterparts shall constitute but one and the same instrument. This Letter Amendment is governed by, and shall be construed in accordance with, the laws of the State of New York and the applicable laws of the United States of America.

Please indicate your acceptance of this Letter Amendment on the foregoing terms and conditions by returning an executed copy of this Letter Amendment to the undersigned.

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Very truly yours,

AGENT:

PNC BANK, NATIONAL ASSOCIATION, as Agent and a Lender

By:	/s/ Michael Scholten
Name:	Michael Scholten
Title:	Officer

Signature Page to

Letter Amendment

Accepted and agreed to as of the date first written above:

BORROWER:

GOODMAN NETWORKS INCORPORATED, as Borrower

By:	/s/ Ron B. Hill
Name:	Ron B. Hill
Title:	Chief Executive Officer

Signature Page to

Letter Amendment